GOLDMAN SACHS ETF TRUST II

Goldman Sachs MarketBeta® Total International Equity ETF

Goldman Sachs MarketBeta® U.S. 1000 Equity ETF

(the “Funds”)

Supplement dated April 11, 2024 to the

Prospectus and Summary Prospectuses each dated December 29, 2023, as supplemented to date

Effective April 15, 2024 (the “Effective Date”), Gauri Sekaria will serve as a portfolio manager for the Funds. Accordingly, on the Effective Date, the Funds’ disclosures will be modified as set forth below. Raj Garigipati, Managing Director, will continue to serve as a portfolio manager for the Funds.

The following is added to the “Portfolio Manager” subsection under each “Summary—Portfolio Management” section of the Prospectus, as well as under the “Portfolio Management” section of each Summary Prospectus:

Gauri Sekaria, Vice President, has managed the Fund since April 2024

The following row is added to the table under the “Service Providers—Fund Managers” section of the Funds Prospectus:

Gauri Sekaria Vice President	Portfolio Manager— MarketBeta® Total International Equity ETF MarketBeta® U.S. 1000 Equity ETF	Since 2024	Ms. Sekaria joined the ETF Portfolio Management team within Quantitative Equity Solutions in 2019. Ms. Sekaria originally joined the Investment Adviser in 2005. Before rejoining the Investment Adviser, Ms. Sekaria was the lead Portfolio Manager for Passive Investments and headed the Capital Markets function at DSP Investment Managers in India.

This Supplement should be retained with your Prospectus and Summary Prospectuses for future reference.

GSETF2PMSTK 04-24